UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2015

STRATEX OIL & GAS HOLDINGS, INC
(Exact name of registrant as specified in its charter)

Colorado	333-164856	94-3364776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 South Main Street, Suite 900

Salt Lake City, UT 84111
(Address of principal executive offices)

(801) 519-8500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) Resination of Principal Executive and/or Director:

Effective September 18, 2015 the Board of Directors of the Company, accepted the resignation of Joseph P. Tate, as a member of the Board of Directors of the Company. Mr. Tate has resigned due other business obligations in Milwaukee and Jacksonville so that he can pursue these business opportunities.

Effective September 23, 2015 the Board of Directors of the Company accepted the resignation of John J. McFadden as a member of the Board of Directors of the Company. Mr. McFadden is recuperating from medical conditions and will utilize this time to fully recoup.

The Company thanks both Mr. Tate and Mr. McFadden for their service to the Company. We wish both well in their future endeavors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX OIL & GAS HOLDINGS, INC

By	/s/ Stephen P. Funk
Stephen P. Funk
Chief Executive Officer

Date	September 23, 2015

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